EARNINGS CALL 4th Quarter 2025 January 27, 2026

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, including our deposits, liquidity and funding, changes in economic conditions and related impacts on the Company's business, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward- looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally and any related impact on depositor behavior; risks related to the sufficiency of liquidity; changes in international trade policies, tariffs and treaties affecting imports and exports, trade disputes, barriers to trade or the emergence of other trade restrictions, and their related impacts on macroeconomic conditions and customer behavior; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; increased foreclosures and ownership of real property; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; any adverse determination by a court regarding the Cantor Group V loan and any adverse economic or other events impacting the collateral, borrower or guarantors with respect to such loan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise, except to the extent required by applicable law. In light of these risks, uncertainties and assumptions, the forward-looking events in this presentation might not occur, and you should not put undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended December 31, 2025. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

4th Quarter 2025 | Financial Highlights

Earnings & Profitability		Q4 2025		Q3 2025		Q4 2024
Earnings per Share	$	2.59	$	2.28	$	1.95
Net Income		293.2		260.5		216.9
Net Income Available to Common Stockholders		282.9		250.2		213.7
Net Revenue		980.9		938.2		838.4
Pre-Provision Net Revenue[1]		428.7		393.8		319.4
Net Interest Margin		3.51%		3.53%		3.48%
Efficiency Ratio[1]		55.7		57.4		61.2
Efficiency Ratio, Adjusted for Deposit Costs[1]		46.5		47.8		51.1
ROAA		1.23		1.13		1.04
ROATCE[1]		16.9		15.6		14.6
Balance Sheet & Capital						
Total Loans (Held for Investment)	$	58,677	$	56,646	$	53,676
Total Deposits		77,159		77,247		66,341
CET1 Ratio		11.0%		11.3%		11.3%
TCE Ratio[1]		7.3		7.1		7.2
Tangible Book Value per Share[1]	$	61.29	$	58.56	$	52.27
Asset Quality						
Provision for Credit Losses	$	73.0	$	80.0	$	60.0
Net Loan Charge-Offs		44.6		31.1		34.1
Net Loan Charge-Offs/Avg. Loans		0.31%		0.22%		0.25%
Total Loan ACL/Funded HFI Loans[2]		0.87		0.85		0.77
NPLs/Funded HFI Loans		0.85		0.92		0.89

Dollars in millions, except EPS

Q4 2025 Highlights

Net Income
$293.2 million
35.2% Y-o-Y

EPS
$2.59
32.8% Y-o-Y

PPNR[1]
Q4: $428.7 million
34.2% Y-o-Y

ROATCE[1]
16.9%

Loan Growth
Q4: $2.0 billion
9.3% Y-o-Y

Capital
CET1 Ratio: 11.0%
TCE Ratio[1]: 7.3%

Tangible Book Value PER SHARE[1]
$61.29
17.3% Y-o-Y

NPLs / Total Loans
0.85%

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Total Loan ACL includes an allowance for credit losses of $11.8 million as of December 31, 2025 related to a pool of loans covered under 3 separate credit linked notes.

Western Alliance Bancorporation®
3

Annual Consolidated Financial Results

		2025			2024
Interest Income[1]	$	4,692.9		$	4,541.1
Interest Expense		(1,828.1)			(1,922.2)
Net Interest Income	**$**	**2,864.8**	1	**$**	**2,618.9**
Service Charges and Fees		194.3			109.6
Mortgage Banking Revenue		333.3			327.8
Gains on Securities Sales and FV Adj., Net		42.3			24.9
Other		108.3			80.9
Non-Interest Income	**$**	**678.2**	2	**$**	**543.2**
Net Revenue	**$**	**3,543.0**		**$**	**3,162.1**
Salaries and Employee Benefits		(757.5)	3		(631.1)
Deposit Costs		(630.5)	4		(693.2)
Insurance		(117.5)	5		(164.8)
Other		(606.2)	6		(535.9)
Non-Interest Expense	**$**	**(2,111.7)**		**$**	**(2,025.0)**
Pre-Provision Net Revenue[2]	**$**	**1,431.3**		**$**	**1,137.1**
Provision for Credit Losses		(224.1)			(145.9)
Pre-Tax Income	**$**	**1,207.2**		**$**	**991.2**
Income Tax		(216.6)			(203.5)
Net Income	**$**	**990.6**		**$**	**787.7**
Net Income Available to Common Stockholders	**$**	**956.2**		**$**	**774.9**
Diluted Shares		**109.5**	7		**109.3**
Earnings Per Share	**$**	**8.73**		**$**	**7.09**

Dollars in millions, except EPS

2025 Highlights

1. **Net Interest Income increased $245.9 million, or 9.4%,** primarily from strong organic average earning asset growth of $8.5 billion
2. **Non-Interest Income increased $135.0 million,** primarily driven by commercial banking and disbursement fees
3. **Salaries and Employee Benefits increased $126.4 million,** due to an increase in average salary, headcount and performance-based bonus accruals
4. **Deposit Costs decreased $62.7 million,** due to falling interest rates on ECR-related deposits
5. **Insurance Expense decreased $47.3 million,** due to a reduction in brokered deposit levels and FDIC special assessment charges
6. **Other Non-Interest Expense increased $70.3 million,** driven by data processing expenses from software licensing fees and related depreciation and OREO expenses from commercial real estate properties that transitioned in 2025
7. **Completed $68.1 million in repurchases, or 0.8 million shares, at an average price of $80.82**

1) Interest income includes a reduction for earnings credits totaling $240.9 million and $239.8 million for the years ended December 31, 2025 and 2024, respectively.
2) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

4

Quarterly Income Statement

		Q4-25		Q3-25	Q4-24
Interest Income[1]	$	1,217.4	$	1,225.5 $	1,138.6
Interest Expense		(451.2)		(475.1)	(472.1)
Net Interest Income	$	**766.2** 1	$	**750.4** $	**666.5**
Service Charges and Fees		73.6		40.5	39.7
Mortgage Banking Revenue		89.7		94.6	92.6
Gains on Securities Sales and FV Adj., Net		10.9		16.8	9.6
Other		40.5		35.9	30.0
Non-Interest Income	$	**214.7** 2	$	**187.8** $	**171.9**
Net Revenue	$	**980.9**	$	**938.2** $	**838.4**
Salaries and Employee Benefits		(201.7)		(193.5)	(165.4)
Deposit Costs		(171.2)		(175.1)	(174.5)
Insurance		(17.7)		(24.5)	(36.7)
Other		(161.6)		(151.3)	(142.4)
Non-Interest Expense	$	**(552.2)** 3	$	**(544.4)** $	**(519.0)**
Pre-Provision Net Revenue[2]	$	**428.7**	$	**393.8** $	**319.4**
Provision for Credit Losses		(73.0)		(80.0)	(60.0)
Pre-Tax Income	$	**355.7**	$	**313.8** $	**259.4**
Income Tax		(62.5)		(53.3)	(42.5)
Net Income	$	**293.2**	$	**260.5** $	**216.9**
Net Income Available to Common Stockholders	$	**282.9**	$	**250.2** $	**213.7**
Diluted Shares		**109.3** 4		**109.8**	**109.6**
Earnings Per Share	$	**2.59**	$	**2.28** $	**1.95**

Dollars in millions, except EPS

Q4 2025 Highlights

1 **Net Interest Income increased $15.8 million, or 8.4% annualized,** over the prior quarter primarily due to significant average earning asset growth of $2.5 billion from organic growth

2 **Non-Interest Income increased $26.9 million** from Q3 primarily driven by stronger commercial banking fees, offsetting lower net loan servicing revenue from higher prepayments

Mortgage Banking Metrics

- $14.8 billion mortgage loan production in Q4 (69% purchase / 31% refinance), down 2% compared to Q3 and up 12% to Q4-24
- $15.4 billion interest rate lock commitment volume in Q4, up 2% compared to Q3 and up 21% to Q4-24
- Gain on Sale margin[3] of 30 bps in Q4, compared to 27 bps in Q3 and 21 bps in Q4-24
- $77.5 billion in servicing portfolio UPB at end of Q4

3 **Non-Interest Expense increased $7.8 million** from Q3 primarily driven by the following:

- Salaries and Employee Benefits rose $8.2 million for higher bonus accrual from financial outperformance

4 **Completed $57.5 million in repurchases, or 0.7 million shares, at an average price of $79.55**

1) Interest income includes a reduction for earnings credits totaling $56.6 million, $64.9 million, and $61.4 million for the three months ended December 31, 2025, September 30, 2025, and December 31, 2024 respectively.
2) Refer to slide 2 for further discussion of non-GAAP financial measures.
3) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

5

Consolidated Balance Sheet

	Q4-25		Q3-25	Q4-24
Securities and Cash	$ 24,034	1	$ 24,597	$ 19,191
Loans, HFS	3,498		3,502	2,286
Loans, HFI	58,677	2	56,646	53,676
Allowance for Loan Losses	(461)		(440)	(374)
Mortgage Servicing Rights	1,494		1,213	1,127
Goodwill and Intangibles	649		651	659
Other Assets	4,883		4,801	4,369
Total Assets	**$ 92,774**		**$ 90,970**	**$ 80,934**
Deposits	$ 77,159	3	$ 77,247	$ 66,341
Borrowings	5,240		3,862	5,573
Qualifying Debt	1,076	4	681	899
Other Liabilities	1,353		1,490	1,414
Total Liabilities	**$ 84,828**		**$ 83,280**	**$ 74,227**
Total Equity	7,946	5	7,690	6,707
Total Liabilities and Equity	**$ 92,774**		**$ 90,970**	**$ 80,934**
Tangible Book Value Per Share[1]	**$ 61.29**	6	**$ 58.56**	**$ 52.27**

Dollars in millions, except per share data

Q4 2025 Highlights

1. **Securities and Cash decreased $563 million, or 2.3%, to $24.0 billion,** and increased $4.8 billion, or 25.2%, over prior year
2. **Loans, HFI increased $2.0 billion, or 3.6%,** and increased $5.0 billion, or 9.3%, over prior year
3. **Deposits decreased $88 million, or 0.1%,** and increased $10.8 billion, or 16.3%, over prior year
4. **Qualifying Debt increased** due to $400 million subordinated debt issuance in November
5. **Equity increased $256 million** primarily due to net income and AOCI gains, partially offset by dividends and share repurchases
6. **Tangible Book Value/Share[1] increased $2.73, or 4.7%,** and increased $9.02, or 17.3%, over prior year
   - **Completed $68.2 million in cumulative repurchases since program inception,** or approximately 0.8 million shares, at an average price of $80.82 through January 16

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

6

7 $5.0 Billion Year-over-Year Growth $23.1 $24.1 $24.9 $25.7 $27.9 $1.8 $1.8 $1.7 $1.7 $1.7$9.9 $10.1 $10.3 $10.5 $10.3 $4.5 $4.5 $4.5 $4.1 $4.1 $14.4 $14.3 $14.5 $14.6 $14.6 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 26.8% 3.4% 18.4% 43.1% 8.3% 24.9% 2.9% 17.6% 47.6% 7.0% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $53.7 +$0.3 $54.8 +$1.1 $55.9 +$1.1 $56.6 +$0.7 $58.7 +$2.0 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Loan Composition Q4 2025 Highlights Increase (Decrease) by Loan Type: (in millions) QoQ YoY C&I $ 2,194 $ 4,800 CRE, Non-OO (147) 472 Residential & Consumer (7) 295 Construction & Land (10) (424) CRE, OO 1 (142) Total $ 2,031 $ 5,001 25.9% 3.0% 18.5% 45.4% 7.2% 4.23% 5.74% 6.93% 6.32% 8.17% Q4-25 Avg. Yields1 Total Avg. Yield 6.01% 1) Interest income includes a reduction for earnings credits totaling $56.6 million, $64.9 million, $61.3 million, $58.1 million, and $61.4 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024 respectively. Loan growth from C&I businesses within Regional Banking and National Business Lines 50% 26% 24% Regional Banking National Business Lines Residential Loan Composition

8 Diversified deposit growth across Specialty Escrow Services and National Business Lines Q4 2025 Highlights $18.8 $22.0 $23.0 $26.6 $24.4 $15.9 $15.5 $15.7 $16.4 $18.4 $21.2 $21.7 $22.2 $24.6 $24.6 $10.4 $10.1 $10.2 $9.6 $9.8 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 23.9% 15.7% 28.4% 32.0% 23.8% 12.7% 31.6% 31.9% $10.8 Billion Year-over-Year Growth CDs Savings and MMA Interest Bearing DDA Non-Interest Bearing $69.3 +$3.0 $66.3 $(1.7) $77.2 +$6.1 $77.2 $(0.1) Increase (Decrease) by Deposit Type: (in millions) QoQ YoY Non-Interest Bearing $ (2,275) $ 5,507 Savings and MMA (41) 3,378 Interest-Bearing DDA 1,994 2,538 CDs 234 (605) Total $ (88) $ 10,818 $71.1 +$1.8 Total Deposits Qtr Change Deposit Composition Q4-25 Avg. Costs Total Avg. Cost 1.93%Dollars in billions, unless otherwise indicated 4.05% 2.33% N/A 2.98% 21.2% 12.4% 34.5% 31.9% Deposit Composition • 32% of total deposits are non-interest bearing – Approximately 39% have no ECRs 32% 37% 15% 8% 8% Regional Banking National Business Lines Specialty Escrow Svcs¹ Consumer Digital Other 1) Specialty Escrow Services includes: Business Escrow Services, Corporate Trust, Juris Banking, and other deposit initiatives.

Net Interest Drivers



Securities Portfolio and Yield
4.67%
4.63%
4.81%
4.72%
4.54%
$15.1
$15.9
$18.6
$18.8
$20.4
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Total Investments



Loans and HFI Yield[1]
6.34%
6.20%
6.17%
6.18%
6.01%
$2.3
$53.7
$3.2
$54.8
$3.0
$55.9
$3.5
$56.6
$3.5
$58.7
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
HFI Loans
HFS Loans



Interest Bearing Deposits and Cost
3.49%
3.26%
3.19%
3.19%
2.96%
$47.5
$47.3
$48.1
$50.6
$52.8
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Interest Bearing Deposits



Deposits, Borrowings, and Cost of Liability Funding
2.52%
2.42%
2.37%
2.29%
2.11%
$6.5
$18.8
$47.5
$5.0
$22.0
$47.3
$6.7
$23.0
$48.1
$4.5
$26.6
$50.6
$6.3
$24.4
$52.8
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions

Q4 2025 Highlights

- **Securities Portfolio yields decreased 18 bps,** as a result of Fed rate cuts, which reduced yields on floating rate and newly acquired securities
- **Loan yields decreased 17 bps,** due to the impact of Fed rate cuts
- **Cost of interest-bearing deposits decreased 23 bps, while total cost of funds decreased 17 bps to 2.04%,** primarily driven by a reduction in deposit rates and borrowing costs
- **Cost of liability funding decreased 18 bps** primarily due to reduced reliance on FHLB borrowings

1) Interest income includes a reduction for earnings credits totaling $56.6 million, $64.9 million, $61.3 million, $58.1 million, and $61.4 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024 respectively.

Western Alliance Bancorporation®

9

Net Interest Income


Net Interest Income[1] and Net Interest Margin
Dollars in millions
3.48%
3.47%
3.53%
3.53%
3.51%
$666.5
$650.6
$697.6
$750.4
$766.2
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Net Interest Margin
Net Interest Income


Average Earning Assets & Average Yield[1]
Dollars in billions
5.91%
5.81%
5.80%
5.74%
5.54%
$77.3
$77.2
$80.5
$85.3
$87.8
$3.5
5%
$4.1
$3.5
$4.1
5%
$5.6
6%
$15.8
20%
$15.3
$17.3
$20.0
23%
$19.9
23%
$4.5
6%
$4.3
$4.9
$5.0
6%
$5.2
6%
$53.5
69%
$53.5
$54.9
$56.2
66%
$57.1
65%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Loans
Securities
Average Yield
Loans HFS
Cash & Other

Q4 2025 Highlights

- **Average Earning Assets increased $2.5 billion, or 11.7% annualized,** primarily from growth in average cash and HFI loan balances
- **NIM declined 2 bps,** as the impact of elevated cash balances lowered the yield on average earning assets and was a primary contributor to the modest compression
- **Net Interest Income increased $15.8 million, or 2.1%,** primarily due to an increase in average earning assets by $2.5 billion and stable net interest margin

1) Interest income includes a reduction for earnings credits totaling $56.6 million, $64.9 million, $61.3 million, $58.1 million, and $61.4 million for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024 respectively.

Western Alliance Bancorporation®
10

Non-Interest Expense and Efficiency

Non-Interest Expense and Efficiency Ratio[1]



61.2%
63.5%
60.1%
57.4%
55.7%
51.1%
55.8%
51.8%
47.8%
46.5%
$519.0
$500.4
$514.7
$544.4
$552.2
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Non-Interest Expenses
Adj. Efficiency Ratio
Efficiency Ratio

Breakdown of Non-Interest Expenses



$174.5
$36.7
$142.4
$165.4
$136.8
$37.9
$143.3
$182.4
$147.4
$37.4
$150.0
$179.9
$175.1
$24.5
$151.3
$193.5
$171.2
$17.7
$161.6
$201.7
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Deposit Costs
Other Operating Expenses
Insurance
Salaries & Employee Benefits

Non-Interest Expenses (Ex. Deposit Costs)				
$344.5	$363.6	$367.3	$369.3	$381.0

Dollars in millions

Q4 2025 Highlights

- Efficiency ratio[1] **decreased 170 bps to 55.7%, and decreased 550 bps** from the same period last year
- Adjusted efficiency ratio[1] (excluding deposit costs) **decreased 130 bps to 46.5%, and decreased 460 bps** from the same period last year
  - **Total Non-Interest Expense (Ex. Deposit Costs) increased $11.7 million to $381.0 million**
- **Deposit Costs decreased $3.9 million to $171.2 million,** primarily from lower ECR rates
  - Total ECR-related deposit balances of $25.1 billion in Q4-25
  - Average ECR-related deposits of $28.9 billion in Q4-25 compared to $28.3 billion in Q3-25 and $25.9 billion in Q4-24

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

11

12 Interest Rate Sensitivity Q4 2025 Highlights • A Ramp Scenario assumes a dynamic balance sheet and reflects an asset sensitive position on NII and a relatively neutral position on EaR – WAL estimates a -100 bps ramp to reduce NII by 2.7% • EaR is interest rate neutral, with 0.5% impact to earnings2 from a -100 bps ramp – The reduction in asset sensitivity from NII to EaR is driven by the estimated decrease in ECR-related deposit costs and increase in Mortgage Banking Revenue • Of total earning assets, 66% are variable with 53% repricing to SOFR • Variable liabilities represent 85% of total earning assets and are primarily modeled to changes in Fed Funds – Non-Maturity Deposit rates, including ECRs, are estimated to have a 66% beta (2.7)% 2.7% Down 100 Up 100 0.5% 0.4% Down 100 Up 100 1) Projected using a simulation model that calculates the difference between a baseline forecast using forward yield curves, compared to forecasted results from a gradual, parallel increase in rates over a 12-month period (“Ramp”). 2) Earnings defined as pre-tax net interest income adjusted for rate-sensitive non-interest income and expense accounts. NII Sensitivity - Ramp Scenario1 Earnings-at-Risk - Ramp Scenario1

Asset Quality

Special Mention Loans



0.73%
0.84%
0.79%
0.52%
0.55%
$392
$460
$444
$292
$325
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Special Mention Loans
SM / Funded Loans

Asset Quality Ratios



1.25%
1.44%
1.45%
1.24%
1.17%
0.89%
0.82%
0.76%
0.92%
0.85%
0.65%
0.60%
0.74%
0.72%
0.69%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Classified Assets / Total Assets
NPLs + OREO / Total Assets
NPLs / Funded HFI Loans

Classified Assets



$1,009
$1,195
$1,261
$1,129
$1,088
$481
$693
$616
$477
$451
$476
$451
$427
$522
$500
$52
$51
$218
$130
$137
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
OREO
Classified Accruing Assets
Non-Performing Loans

Classified Assets Mix



3%
10%
4%
34%
40% Office
9% Other
CRE Investor
C&I
Resi
Construction
CRE OO

Dollars in millions

Q4 2025 Highlights

- **Criticized Loans decreased $15 million quarterly** to $1.3 billion
  - Special Mention Loans increased $33 million to $325 million (55 bps to Funded Loans)
  - Total Classified Accruing Loans decreased $26 million to $450 million (77 bps to Funded Loans)
  - Non-Performing Loans decreased $22 million to $500 million (85 bps to Funded HFI Loans)
- **OREO** increased $7 million to $137 million (15 bps to Total Assets)
  - Supported by 'as-is' valuations and aggregate operating revenues in excess of expenses
- **Over the last 10+ years, only ~3% of Special Mention loans have migrated to loss**

Western Alliance Bancorporation®
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Credit Losses and ACL Ratios

Allowance for Credit Losses



$17
$40
$374
$12
$35
$389
$12
$39
$395
$12
$42
$440
$13
$50
$461
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.1

Loan Charge-offs and Recoveries



0.25%
0.20%
0.22%
0.22%
0.31%
$34.4
$27.5
$35.3
$31.8
$48.3
$(0.3)
$(1.7)
$(5.7)
$(0.7)
$(3.7)
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Gross Charge-Offs
Net Charge-Off Rate
Recoveries

Loan ACL Adequacy Ratios [2,3]



87%
94%
102%
92%
102%
0.77%
0.77%
0.78%
0.85%
0.87%
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

Q4 2025 Highlights

- **Provision Expense of $73.0 million,** primarily reflective of C&I-weighted loan growth and higher C&I net charge-offs, unrelated to Cantor Group V loan
- **Net Loan Charge-Offs of $44.6 million, 31 bps,** compared to $31.1 million, 22 bps, in Q3
- Total Loan ACL / Funded Loans[3] increased 2 bps to 0.87%
  - **Total Loan ACL / Funded Loans[3] less loans covered by CLNs is 1.01%**
- **15% of the loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Total Loan ACL includes an allowance for credit losses of $11.8 million as of December 31, 2025 related to a pool of loans covered under 3 separate credit linked notes.
4) As of December 31, 2025, CLNs cover a substantial portion of Residential ($8.1 billion) loans outstanding.

Western Alliance Bancorporation®
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15 Regulatory Capital Ratios • Continue to exceed “well-capitalized” levels with CET1 of 11.0% Tangible Common Equity / Tangible Assets1 • TCE/TA increased 20 bps to 7.3% Capital Accretion • $400 million subordinated debt issuance in November contributed to a 30 bps increase in Total Risk-Based Capital • CET1 declined due to loan growth and share repurchases – Organic earnings contributed 45 bps to CET1 11.3% 11.1% 11.2% 11.3% 11.0% 7.2% 7.2% 7.2% 7.1% 7.3% CET1 TCE/TA Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 1) Refer to slide 2 for further discussion of non-GAAP financial measures. 14.1% 14.5% 14.1% 14.2% 14.5% 11.9% 12.3% 12.3% 12.4% 12.1% 8.1% 8.6% 8.4% 8.1% 8.2% Tier 1 Leverage Tier 1 Capital Total RBC Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Q4 2025 Highlights Common Capital Ratios Capital Accumulation Regulatory Capital Ratios 1

16 389% 459% 86% 145% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 MRQ 0x 1x 2x 3x 4x 5x Tangible Book Value per Share1 • TBVPS increased $2.73 to $61.29 from organic earnings – Increased 4.7% quarter-over-quarter, non- annualized – Increased 17.3% year-over-year – 19.3% CAGR since year end 2015 • TBVPS has increased more than 4.5x that of peers – Quarterly common stock cash dividend of $0.42 per share, a $0.04 increase from the prior quarter 1) Refer to slide 2 for further discussion of non-GAAP financial measures. 2) MRQ is Q4-25 for WAL and Q3-25 for peers. Source: S&P Global Market Intelligence. Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of September 30, 2025, excluding target banks of pending acquisitions. Q4 2025 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back 2 Historical Tangible Book Value Growth 1-Year 5-Year 7-Year 10-Year WAL Growth 13% 102% 183% 394% Top Quartile 12% 44% 77% 100%

Highlights

WAL's Industry-Leading Performance

Superior total shareholder returns driven by top-tier balance sheet growth and profitability

- **Growth-oriented business model**, focused on low risk, high return loan composition, has produced **consistent, superior financial results**
- **Above peer median profitability** has bolstered TBVPS accumulation, a key driver of long-term total shareholder returns


10-Year TSR[1]
169%
231%
145%
118%
Top Quartile
Median
Bottom Quartile


10-Year EPS Growth[2]
18%
16%
13%
9%
Top Quartile
Median
Bottom Quartile


10-Year TBVPS Growth[2]
19%
8%
7%
4%
Top Quartile
Median
Bottom Quartile


10-Year Loan Growth[2]
20%
16%
11%
6%
Top Quartile
Median
Bottom Quartile


10-Year Deposit Growth[2]
23%
16%
12%
7%
Top Quartile
Median
Bottom Quartile


10-Year Revenue Growth[2]
23%
14%
11%
6%
Top Quartile
Median
Bottom Quartile


10-Year NCOs[2, 3]
0.07%
0.13%
0.22%
0.27%
Top Quartile
Median
Bottom Quartile


LTM NIM[4]
3.51%
3.59%
3.33%
2.98%
Top Quartile
Median
Bottom Quartile


LTM Efficiency[4]
58.9%
50.2%[5]
54.4%
57.2%
61.4%
Top Quartile
Median
Bottom Quartile


LTM ROATCE[4]
15.3%
16.1%
14.7%
11.4%
Top Quartile
Median
Bottom Quartile


LTM ROAA[4]
1.12%
1.18%
1.07%
0.94%
Top Quartile
Median
Bottom Quartile

Source: S&P Global Market Intelligence. Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of September 30, 2025, excluding target banks of pending acquisitions.
1) 10-Year period from 12/31/2015 to 12/31/2025. 2) 10-year period through Q4-25 for WAL and Q3-25 for peers. 3) Average of annual NCO bps. 4) 1-Year period through Q4-25 for WAL and Q3-25 for peers. 5) Adjusted to exclude deposit costs.

Western Alliance Bancorporation®
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18 • Commercial banking fee income momentum expected to continue • Mortgage fundamentals continue to strengthen • ACL expected to slightly increase due to C&I-weighted loan growth • Strong pipelines across business lines are supported by macro tailwinds Balance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income Non-interest Expense Net Charge-Offs Effective Tax Rate 2025 Baseline 2026 Outlook Loans (HFI): $58.7 bn Deposits: $77.2 bn L (HFI): Up $6 bn D: Up $8 bn 11.0% ~ 11% $2.86 bn Up 11% - 14% $678 mm Up 2% - 4% $2.11 bn 24 bps Up 2% - 7% 25 - 35 bps 18% ~ 19% NIE (Ex. Deposit Costs) Deposit Costs $1,620 - $1,670 mm $535 - $585 mm $1,481 mm $631 mm Management Outlook Commentary • Aggregate Preferred dividends of $46 million. Share buybacks remain opportunistic • Assumes (2) 25 bps rate cuts • Deposit Cost rate relief mitigated by steady investments in ongoing growth • Strong, diversified loan growth momentum remains intact

Questions & Answers

Appendix

Key Reserve Level Ratios

Concentration in low-loss loan categories skews ACL lower relative to peers

Adjusted Total Loan ACL / Funded Loans: Q4-25



0.87%
1.01%
0.14%
1.03%
0.02%
1.19%
0.13% Resi
0.03% EBOs²
1.44%
0.25%
Total Loan ACL / Funded Loans¹
1
Loans Covered by CLNs
2
Fund Banking Loans
3
Residential Loans
4
Mortgage Warehouse and MSR Loans
5

Loan mix matters for reserves due to embedded loss content

Embedded Losses	WAL vs. Peer Loan Composition[4] (in millions)	WAL		Peer Median	
~0	Mtg. Warehouse & MSR	$7,271	12 %	$283	1 %
Low	Residential	14,652	25 %	9,966	21 %
High	Consumer	19	— %	2,979	6 %
Typical	Other Commercial	36,735	63 %	34,747	72 %
	Total	$58,677		$47,975	

Normalizing for Loan Composition = Loan ACL > 1%

Dollars in millions

Q4 2025 Highlights

- **Reserve levels enhanced by credit protection and no-to-low-loss loan categories (Fund Banking, Residential & Mortgage Warehouse)**
- **Total Loan ACL / Funded Loans[1] of 0.87%**
  - CLNs offer credit protection from first losses on covered reference pools in historically low loss loan categories
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 1.01%
  - **Total Loan ACL / Funded Loans less loans covered by CLNs & select no-to-low-loss loan categories is 1.44%**
    - >4.5x historical maximum annual loss rate[3]
- **Reserves are a multiple of average losses times portfolio duration**
  - Est. weighted average duration of loan portfolio is ~4 years
  - Adj. Total ACL covers >8x historical average annual loss rate[3] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Early Buyout Loans are government guaranteed.
3) Loss rates are based on the period from Q1-14 to Q4-25.
4) Q4-25 for WAL and Q3-25 for peers. Source: S&P Global Market Intelligence. Peers consist of the other 23 major exchange-traded US banks with total assets between $50 and $250 billion as of September 30, 2025, excluding target banks of pending acquisitions.

Western Alliance Bancorporation®
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22 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 WAL Peer 1 4 Peer 1 5 Peer 1 6 Peer 1 7 Peer 1 8 Peer 1 9 Peer 2 0 Peer 2 1 Peer 2 2 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Source: S&P Global Market Intelligence (peer data). Peers consist of the other 22 major exchange-traded US banks with total assets between $50 and $250 billion as of September 30, 2025, excluding target banks of pending acquisitions. 1) Assumes CET1 capital of $7.0 billion and risk-weighted assets of $63.4 billion, adjusted for AOCI of $(344) million and allowance for loan losses of $461 million. 11.4%: Median 12.3%: 75th pctl 10.8%: 25th pctl Adjusted CET1 (incl. of AOCI Unrealized Securities Marks & Loan Loss Reserves) Fortified Adjusted Capital CET1 capital adjusted for AOCI securities marks & reserves remains in line peer median levels Q4 11.2%1 WAL

23 Commercial Real Estate Investor Statistics CRE Investor Portfolio (At Origination or Most Recent Appraisal) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisals at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 14% 27% 35% 17% 3% 4% <=40% 41-50% 51-60% 61-70% 71-80% >80% 42% 21% 7% 7% 5% 4% 1% 1% 3% 1% 8% 52% 60% 52% 56% 46% 48% 61% 43% 36% 34% 53% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Medical Senior C are Data Center Mini-S torage Other Low uncovered risk with re-margin provisions • Only $748 million of Multi-Family, concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure $10.3 billion; 18% of Total Loans

Commercial Real Estate Investor: Office

$2.1 Billion; 21% of Total CRE Investor; 4% of Total Loans

Distribution by LTV (At Origination or Most Recent Appraisal)


6%
16%
41%
21%
5%
11%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures


10%
90%
Suburban
Midtown

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC < 65%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - Negligible exposure in CBD and Small City/Town, 10% in Midtown and **90% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 61%, Class B: 34%, Class C: 5%
- **Dispersed maturities**
  - 53% to mature in 2026, 25% to mature in 2027 and 22% to mature in 2028+

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or, in most cases, appraisals at origination and utilizing "as stabilized" values for income producing properties.

Western Alliance Bancorporation®
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25 Source: S&P Global Market Intelligence (peer data). Western Alliance data are preliminary as of December 31, 2025. Peer data as of September 30, 2025. Peers consist of US- based commercial banks with assets >$50 billion, as of September 30, 2025 using primary bank subsidiary Call Report data. 1) Acquired on January 1, 2026. Non-Depository Financial Institution (NDFI) Loans NDFI loan mix adjusted for low-loss Mortgage Credit Intermediaries nominally higher than peer average levels 1